Debt	12 Months Ended
Dec. 31, 2025
Debt [Abstract]
DEBT

NOTE 12:– DEBT

a.	Short term bank credit:

On March 26, 2025, the Company entered into an agreement for a $4,000,000 line of credit (the “Credit Facility”) with United Mizrahi-Tefahot Bank Ltd. (the “Bank”) on customary commercial terms for similarly-sized companies. Drawings on the line of credit will have a maturity date of up to three months. For borrowings with a maturity date exceeding one month (up to three months), the interest will be paid on a monthly basis. For borrowings with a shorter maturity date, the interest will be paid on the maturity date. The Credit Facility was initially in effect for a period of 12 months from the date of the agreement. Subsequent to year end, the Credit Facility was renewed for an additional one year term on substantially similar terms. The Credit Facility is secured by all of the assets of the Company. In addition, the Credit Facility includes certain customary information rights in favor of the Bank, restrictive covenants of the Company and of Maris North America Inc., the Company’s U.S. subsidiary, and the agreement by two shareholders of the Company to certain subordination restrictions with respect to loans they have provided to the Company.

As of December 31, 2025, the Company drew $2,000,000 from the Credit Facility and was in compliance with all restrictive covenants. For the year ended December 31, 2025, the Company recorded financial expenses of $148,628 related to the Credit Facility.

b.	Convertible promissory notes:

On November 25, 2025, the Company entered into Note Purchase Agreements (the “Note Purchase Agreements”), with two institutional investors, pursuant to which, on November 25, 2025, the Company issued to the investors convertible promissory notes (the “Convertible Promissory Notes”) in the aggregate principal amount of $2,000,000. The Convertible Promissory Notes do not bear interest, are not repayable in cash and the Company’s obligations thereunder will be satisfied solely through the issuance of Ordinary Shares, upon conversion of the Convertible Promissory Notes in accordance with their terms.

Under one Convertible Promissory Note, in the principal amount of $1,500,000, up to $1,000,000 of the outstanding principal amount is convertible beginning six (6) months after the issuance date, and the remaining $500,000 is convertible beginning twelve (12) months after the issuance date. Under the other Convertible Promissory Note, in the principal amount of $500,000, the entire outstanding principal amount is convertible beginning twelve (12) months after the issuance date.

The number of Ordinary Shares issuable upon any conversion of any outstanding principal amount under a Convertible Promissory Notes is determined by dividing the applicable conversion amount by the conversion price. The conversion price is equal to 70% of the lowest daily volume-weighted average price of the Ordinary Shares for the five (5) consecutive trading days immediately preceding the applicable conversion date; subject to a floor price equal to 20% of the closing trading price of the Ordinary Shares on the Nasdaq Capital Market on the issuance date. No fractional Ordinary Shares will be issued upon conversion, and any fractional amount will be rounded up to the nearest whole Ordinary Share.

On the date that is twenty-four (24) months following the issuance date of the Convertible Promissory Notes, any then-outstanding principal amount under such Convertible Promissory Notes will automatically convert into Ordinary Shares in accordance with the conversion formula and the conversion price then in effect, without any action by the applicable Investor. If, due to the absence of required shareholder approval under applicable Israeli law, or Shareholder Approval, we are not permitted to issue all Ordinary Shares otherwise issuable upon such automatic conversion, the 24-month period will be automatically extended until the earlier of (i) the date Shareholder Approval is obtained, or (ii) the date such issuance may occur without requiring Shareholder Approval.

As amended on January 26, 2026, conversions of the Convertible Promissory Notes (including any mandatory conversion) are subject to a beneficial ownership limitation of 4.99% of the Company’s outstanding Ordinary Shares. To the extent any conversion would result in an investor beneficially owning more than 4.99% of the outstanding Ordinary Shares following any conversion, the portion of the conversion amount that would otherwise exceed such limitation will be satisfied through the issuance of pre-funded warrants to purchase Ordinary Shares, rather than through the issuance of Ordinary Shares. The pre-funded warrants will be exercisable immediately upon issuance and until exercised in full and are subject to the same beneficial ownership limitations applicable to conversions of the Convertible Promissory Notes. The Convertible Promissory Notes also include a restriction prohibiting an investor from beneficially owning 44.99% or more of the outstanding Ordinary Shares without prior Shareholder Approval and a limitation on issuances in excess of the maximum number of Ordinary Shares the Company may issue without obtaining Shareholder Approval under applicable Israeli law.

The Company elected to account for the Convertible Promissory Notes under the fair value option in accordance with ASC 825, “Financial Instruments.” Under the fair value option, changes in fair value are recorded in earnings except for fair value adjustments related to instrument specific credit risk, which are recorded as other comprehensive income or loss. As such, the Company recorded financial income related to the Convertible Promissory Notes at fair value in the amount of $41,696. The Convertible Promissory Notes fair value estimate was obtained using a Monte Carlo simulation. The fair value of the Convertible Promissory Notes reflects an implied probability of company dissolution of 37.5% as of December 31, 2025. The Company recorded issuance costs related to the Convertible Promissory Notes in the amount of $30,000.

The following tables present summary of the changes in the fair value of the Convertible Promissory Notes:

Principal Balance as of January 1, 2025	$-
Issuance	2,000,000
Change in fair value	(41,696)

Principal Balance as of December 31, 2025	$1,958,304